UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2017
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On September 25, 2017, Masonite International Corporation (the “Company”) issued a press release to announce that it intends to issue an additional $125 million aggregate principal amount of its 5.625% senior notes due 2023 (the “notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. The notes are expected to be treated as a single series with, and will have the same terms as those of, the $475 million aggregate principal amount of the existing 5.625% senior notes due 2023 previously issued by the Company on March 23, 2015. The notes will be senior unsecured obligations of the Company and will be guaranteed by certain of its wholly-owned subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On September 25, 2017, the Company issued a press release announcing the upsizing and pricing of the private placement of $150 million aggregate principal amount of 5.625% senior notes due 2023, which reflects an increase of $25 million from the previously announced principal amount offered. The notes priced at 104.000% plus accrued interest from September 15, 2017. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The Company intends to use the net proceeds from the sale of the notes for general corporate purposes, which may include funding future acquisitions, the repurchase of the Company’s common shares pursuant to its share repurchase programs and working capital needs. Pending the permanent application thereof, the Company may use all or a portion of the net proceeds to reduce amounts outstanding under its senior secured asset-based credit facility.
The Company is furnishing the information in this Item 7.01 to comply with Regulation FD. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release issued by Masonite International Corporation on September 25, 2017.
Exhibit 99.2	Press release issued by Masonite International Corporation on September 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	September 25, 2017	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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